                        ANNUAL REPORT / DECEMBER 31, 2001

                            AIM EUROLAND GROWTH FUND

                                 [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                 [COVER IMAGE]

                     -------------------------------------

                  RAIN, STEAM AND SPEED BY J.M.W. TURNER (1844)

 J.M.W. TURNER LIKED TO PAINT EPIC SCENES OF CALAMITY IN WHICH THE FURY OF THE

  ELEMENTS UNDERLINES HUMANITY'S INSIGNIFICANCE WITHIN NATURE'S PLAN. SIMILAR

     TO THE TRAIN FIGHTING THROUGH THE MIXED ELEMENTS, THIS SAME SPIRIT IS

                  PROPELLING EUROPE INTO ECONOMIC LEADERSHIP.

                     -------------------------------------

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Euroland Growth Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may decrease the fund's total return.
o Investing in a single-region mutual fund may involve greater risk and potential reward than investing in a more diversified fund.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged MSCI Europe Index is a group of European securities tracked by Morgan Stanley Capital International.
o The MSCI Europe Growth Index measures the performance of MSCI European companies with higher price/book ratios and higher forecasted growth.
o The MSCI Europe Value Index measures the performance of MSCI European companies with lower price/book ratios and lower forecasted growth.
o The unmanaged MSCI EMU Index includes securities tracked by Morgan Stanley Capital International from ten countries that are a part of the European Monetary Union.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not include sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                   DEAR FELLOW SHAREHOLDER:

[PHOTO OF          We understand how challenging the fiscal year covered by
ROBERT H.          this report has been. For equity investors, the years 2000
GRAHAM]            and 2001 were unlike anything we had seen in a generation.
                   For the first time since the 1970s, the S&P 500 and other major domestic stock benchmarks produced negative returns two years in a row. And there was no comfort overseas; the
                   MSCI World Index also produced negative returns both years.
                       As usually occurs during difficult stock markets,
                   fixed-income investments, particularly high-quality ones,
                   did well. The domestic, investment-grade Lehman Aggregate
                   Bond Index produced positive returns both years.
                       Conditions were trying on many levels. Geopolitically,
                   the appalling terrorist attacks of September 11 led to a serious decline in markets, though initial success in our ensuing war in Afghanistan helped markets advance later in the year. Macroeconomically, the United States officially slipped into recession in March, the first such slowdown in a decade.
    And at the individual firm level, the Enron bankruptcy has occasioned a confidence crisis that has markets unsettled. As I write this, several weeks into the new year, several Congressional committees, the Securities and Exchange Commission and the Justice Department are conducting investigations of Enron. While we do not yet have all the details about what happened at Enron, it clearly has resulted in a new level of skepticism of the financial statements of even the soundest companies. AIM strongly believes that sound accounting policies, full and accurate financial disclosure, and independent audits are absolutely essential to maintain the integrity of the markets and the confidence of investors, and will support any legislative or regulatory changes that may be desirable to further these objectives.

WHAT SHOULD INVESTORS DO NOW?
Mindful of recent events and scandals and in view of the two-year bear market in equities, many of our shareholders have asked us what they should do about their investments. We cannot offer individualized advice--that is the role of your financial advisor. But we can once again offer insights we have gained over many years in this business.
    First is the crucial importance of diversification when investing--a major lesson of the Enron story that is reinforced by the disparate performance of equity and fixed-income investments during this fiscal year. Relying on one stock to build financial security has once again proven to be downright dangerous, but mutual fund investors should also keep in mind that whole sectors and investment approaches do go in and out of favor. A diversified portfolio that embraces different classes of securities and various investment strategies can offer protection from these shifts in sentiment.
    A second insight is the importance of a long time horizon. Whatever current market conditions are like, we at AIM intend to stay focused on the long term. Our portfolio managers will continue to invest your money using the time-tested disciplines AIM has employed for more than a quarter century. We consider a long-term perspective the most advisable course for our shareholders too.
    Changing your portfolio on the basis of short-term events and market moves rarely proves beneficial. As we have reminded you on many occasions, data show that pulling out of the market even for a short period and missing a few of its best days is likely to have a negative effect on your long-term returns. In investing, it is time in the markets, not market timing, that counts.
    Now more than ever, we encourage you to stay in touch with your financial advisor. He or she is familiar with the goals and time horizon you have established for your investments and can help you build a diversified portfolio and stay focused on those goals.

YOUR FUND'S PERFORMANCE

For the six months since our June 30, 2001 report to you, Class A shares of AIM Euroland Growth Fund returned -9.74% at net asset value. By comparison, the MSCI Europe Index returned -3.25% over the same period. The fund rebounded during the final quarter of the year, with Class A shares rising 11.78%. The fourth quarter of the year witnessed a rally in global markets; previously depressed sectors such as technology contributed positively to fund performance late in the year.
    For the fiscal year as a whole, AIM Euroland Growth Fund Class A shares returned -33.10% at net asset value.
    The following pages contain your portfolio managers' discussion of how they have managed the portfolio during the fiscal year, how the markets affected the fund, and the fund's long-term record. We hope you find their discussion informative.
    If you have questions or comments about this report, please contact us anytime through our Web site, www.aimfunds.com. We understand that our shareholders are relying on us for the growth of their investments, and we want you to know that all of us are working diligently to that end. Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
February 12, 2002

MARKETS DECLINE, BUT LATE-YEAR RALLY ENCOURAGING

HOW DID AIM EUROLAND GROWTH FUND PERFORM DURING 2001?
Economic growth slowed across Europe and stock markets, for the most part, were disappointing. Although European markets rebounded strongly in the final months of the year, it was not enough to pull most market returns into positive territory. Given this environment, for the fiscal year ended December 31, 2001, AIM Euroland Growth Fund returned -33.10% for Class A shares, -33.45% for Class B shares and -33.56% for Class C shares, excluding sales charges. By comparison, the fund's index, the MSCI European Monetary Union (EMU) Index returned -23.63% over the same period.
    The fund's one-year return belies a marked improvement in fund performance during the fourth quarter. For the three-month period ended December 31, 2001, the fund posted a return of 11.78% for Class A shares, 11.72% for Class B shares and 11.61% for Class C shares, excluding sales charges.

HOW DID EUROPEAN MARKETS FARE DURING 2001?
Global economic unease coupled with concern over deteriorating corporate earnings translated into lower equity markets worldwide. For the first three quarters of the year, European equity markets declined but the third quarter was particularly harsh as the effects of September 11 dominated all markets. Following the attacks, stock markets in the United States were closed for nearly a week. European markets remained open but were volatile. As part of a global effort to calm markets, central banks in Europe joined other world banks and reduced interest rates in tandem with the U.S. Federal Reserve.
    Increasingly, investors moved out of growth investments and into either more defensive stocks or fixed-income securities. Even a fourth-quarter rally in which growth stocks strongly bested value stocks was insufficient to overcome value in the first three quarters. In fact, the MSCI Europe Value Index outperformed the MSCI Europe Growth Index by more than seven percentage points for the year. Therefore, AIM Euroland Growth Fund's growth-oriented investment style was out of favor for a good portion of the year.
    Historically, however, no one style or sector remains in favor or out of favor, indefinitely. That became apparent in the fourth quarter as European equity markets bounced off their September lows and reversed a value-oriented trend with a growth stock rally. Industries hard hit throughout the year--computer hardware services, software, telecommunications equipment and media--soared, and most European bourses recouped all of their post-attack losses.

WHAT OTHER FACTORS AFFECTED EUROPE?
The region's manufacturing industry reported reductions in new orders, consumer confidence declined and unemployment in some key countries, such as France and Germany, rose.
    The French economy grew at a relatively robust 0.5% in the third quarter, helped by an increase in household consumption. Germany--Europe's largest economy--continued to battle a flagging industrial sector, which pushed up unemployment for months. (Germany's highly regulated labor market makes it hard to shed workers and difficult to hire on an upswing.) Indeed, the German economy turned in one of its worst performances in nearly a decade as Germany's GDP grew by just 0.6% for the year 2001.
    That said, the International Monetary Fund (IMF) forecasts the European Union area will grow 1.3% in 2002 versus just 0.8% for the U.S.
    Investors were also concerned about monetary decisions made by the European Central Bank (ECB). Throughout 2001,

FUND AT A GLANCE

AIM Euroland Growth Fund is for shareholders seeking long-term growth of capital. The fund invests primarily in equity securities of issuers from European countries that are members of the European Economic and Monetary Union
(EMU) and have the euro as their common currency.

                                   [ARTWORK]

INVESTMENT STYLE: Growth (Focuses on the growth potential of a company's earnings, the most tangible measure of growth and success)

o Focuses on large-cap companies with market leadership, pricing power and high barriers to entry

o Invests primarily within countries using the euro, which include: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain

o Seeks companies with potential to consistently beat earnings estimates over the long term

PORTFOLIO COMPOSITION
As of 12/31/01, based on total net assets

======================================================================================================================
TOP 10 HOLDINGS                            TOP 10 INDUSTRIES                                  TOP 10 COUNTRIES
----------------------------------------------------------------------------------------------------------------------
 1. Nokia Oyj (Finland)              4.3%   1. Banks                                  12.1%    1. France       31.6%

 2. Aventis S.A. (France)            3.2    2. Pharmaceuticals                         8.5     2. Germany      24.2

 3. Medion A.G. (Germany)            3.1    3  Integrated Telecommunication Services   7.2     3. Netherlands  11.4

 4. BNP Paribas S.A.. (France)       2.8    4. Automobile Manufacturers                6.0     4. Italy         7.9

 5. Porsche A.G.-Pfd. (Germany)      2.6    5. Diversified Financial Services          5.9     5. Spain         5.0

 6. Deutsche Bank A.G. (Germany)     2.5    6. IT Consulting & Services                5.4     6. Finland       4.3

 7. TotalFinaElf S.A. (France)       2.4    7. Wireless Telecommunication Services     4.6     7. Sweden        3.5

 8. Telefonica, S.A. (Spain)         2.3    8. Telecommunications Equipment            4.3     8. Switzerland   3.2

 9. Orange, S.A. (France)            2.3    9. Integrated Oil & Gas                    3.7     9. Denmark       1.6

10. Assa Abloy A.B.-Class B (Sweden) 2.2   10. Multi-line Insurance                    3.4    10. Luxembourg    1.2

The fund's portfolio is subject to change, and there is no guarantee that the fund will continue to hold any particular security.
======================================================================================================================

the Fed dropped interest rates 11 times in the U.S. But, the ECB could only muster four rate reductions for the euro-zone. ECB detractors are quick to point out that this is in the face of slowing growth. However, the ECB targets inflation not economic activity; its goal is to keep inflation below 2%. Still, investors expressed their disapproval of ECB strategy when European markets sold off sharply in late October after the ECB announced there would be no rate reduction at that meeting.

HOW DID THE EURO FARE?
The euro--the single currency for 12 European countries--began 2001 at roughly $0.94 U.S. (virtually its high for the year) and seemed poised to strengthen against the U.S. dollar. But for much of the year the euro steadily lost ground against the dollar, hitting a low of approximately $0.84 U.S. in July. But following the September terrorist attacks in the U.S., the euro rallied strongly and ended the year above $0.88 U.S. Although the euro has been used in bank transactions since January 1999, the euro will no longer be a "virtual" currency beginning January 1, 2002 when cash dispensers in European Union countries begin to expel euro banknotes.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
Beyond macro economic conditions in Europe, the fund focuses on companies with strong fundamentals. Indeed, many of the fund's holdings met or exceeded earnings expectations but some stocks were dragged down by the mere association with disappointing sectors or industries.
    The fund, however, did find good opportunities in industries not traditionally associated with growth, such as pharmaceuticals, optical lens manufacturers and regional banks. Two fund holdings in the pharmaceutical industry with strong fundamentals include:

o Aventis S.A.: one of the world's largest drugmakers. This French firm was formed and benefited from the merger of France's Rhone Poulenc and Germany's Hoechst.
o Sanofi-Synthelabo S.A.: a Paris-based drug manufacturer that specializes in cardiovascular, central nervous system, oncology and internal medicine formulations.

    And although we reduced our technology weighting this year, we continue to focus on tech stocks that should respond when corporate spending rebounds. Our holdings in this area, therefore, typically have strong balance sheets and are market leaders. An example of a fund holding with these traits is Nokia Oyj, the world's number one manufacturer of mobile phones. This Finnish company is also one of Europe's largest companies by market capitalization.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?
The global economic downturn, and indeed the U.S. recession, impacted Europe more in 2001 than many analysts had predicted. Still, of the three largest world economies--Japan, the U.S. and Europe--Europe is anticipated to have the best growth rate in 2002. And some hope the new euro notes and coins will act as a stimulus for the euro zone and forge a more unified fiscal policy.

          See important fund and index disclosures inside front cover.

YOUR FUND'S LONG-TERM PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/01, including sales charges
================================================================================
CLASS A SHARES
 Inception (7/19/85)          8.36%
  10 Years                    2.77
   5 Years                   -1.39
   1 Year                   -36.77

CLASS B SHARES
 Inception (4/01/93)          3.95%
   5 Years                   -1.21
   1 Year                   -36.73

CLASS C SHARES
 Inception (5/3/99)          -9.01%
   1 Year                   -34.21

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

RESULTS OF A $10,000 INVESTMENT
12/31/91-12/31/01

================================================================================
(HYPO Chart)

                 AIM EUROLAND             MSCI            MSCI
                 GROWTH FUND,             EUROPE          EMU
                 CLASS A SHARES           INDEX           INDEX
12/31/91           $ 9,450               $10,000         $10,000
 1/31/92           $ 9,410               $ 9,997         $10,048
 2/29/92           $ 9,479               $10,036         $10,253
 3/31/92           $ 9,272               $ 9,685         $ 9,968
 4/30/92           $ 9,637               $10,219         $10,124
 5/31/92           $ 9,952               $10,801         $10,625
 6/30/92           $ 9,646               $10,600         $10,535
 7/31/92           $ 9,223               $10,221         $10,042
 8/31/92           $ 9,144               $10,188         $10,023
 9/30/92           $ 8,494               $10,020         $ 9,753
10/31/92           $ 8,031               $ 9,320         $ 9,192
11/30/92           $ 8,268               $ 9,316         $ 9,071
12/31/92           $ 8,386               $ 9,529         $ 9,077
 1/31/93           $ 8,396               $ 9,545         $ 9,268
 2/28/93           $ 8,524               $ 9,654         $ 9,681
 3/31/93           $ 8,829               $10,150         $ 9,999
 4/30/93           $ 9,085               $10,375         $10,075
 5/31/93           $ 9,234               $10,487         $10,012
 6/30/93           $ 9,273               $10,333         $ 9,816
 7/31/93           $ 9,520               $10,369         $ 9,892
 8/31/93           $10,299               $11,279         $10,931
 9/30/93           $ 9,904               $11,244         $10,849
10/31/93           $10,298               $11,713         $11,223
11/30/93           $10,013               $11,460         $10,766
12/31/93           $10,762               $12,320         $11,532
 1/31/94           $11,507               $12,948         $11,938
 2/28/94           $10,951               $12,489         $11,679
 3/31/94           $10,445               $12,136         $11,673
 4/30/94           $10,842               $12,638         $12,306
 5/31/94           $10,266               $12,101         $11,718
 6/30/94           $10,088               $11,974         $11,434
 7/31/94           $10,733               $12,601         $12,168
 8/31/94           $10,902               $13,001         $12,379
 9/30/94           $10,396               $12,485         $11,797
10/31/94           $10,694               $13,029         $12,217
11/30/94           $10,208               $12,530         $11,721
12/31/94           $10,139               $12,602         $11,758
 1/31/95           $ 9,897               $12,503         $11,686
 2/28/95           $ 9,917               $12,787         $11,996
 3/31/95           $ 9,695               $13,380         $12,338
 4/30/95           $10,129               $13,809         $12,838
 5/31/95           $10,352               $14,092         $12,986
 6/30/95           $10,534               $14,224         $13,074
 7/31/95           $11,130               $14,965         $13,796
 8/31/95           $10,828               $14,386         $13,060
 9/30/95           $11,191               $14,821         $13,160
10/31/95           $11,070               $14,751         $12,950
11/30/95           $11,010               $14,856         $12,986
12/31/95           $11,140               $15,327         $13,469
 1/31/96           $11,181               $15,426         $13,872
 2/29/96           $11,641               $15,707         $14,024
 3/31/96           $12,000               $15,895         $14,089
 4/30/96           $12,154               $16,010         $14,236
 5/31/96           $12,501               $16,133         $14,385
 6/30/96           $12,716               $16,311         $14,549
 7/31/96           $11,938               $16,107         $14,219
 8/31/96           $12,358               $16,585         $14,314
 9/30/96           $12,583               $16,933         $14,721
10/31/96           $12,675               $17,326         $14,851
11/30/96           $13,146               $18,205         $15,643
12/31/96           $13,324               $18,558         $15,882
 1/31/97           $13,406               $18,608         $16,104
 2/28/97           $13,613               $18,854         $16,164
 3/31/97           $13,861               $19,462         $16,795
 4/30/97           $13,478               $19,365         $16,479
 5/31/97           $13,912               $20,192         $16,950
 6/30/97           $14,594               $21,202         $18,042
 7/31/97           $14,781               $22,196         $19,002
 8/31/97           $13,830               $20,929         $17,522
 9/30/97           $15,122               $22,959         $19,252
10/31/97           $14,429               $21,829         $18,035
11/30/97           $14,481               $22,165         $18,370
12/31/97           $14,816               $22,974         $19,019
 1/31/98           $15,374               $23,930         $19,803
 2/28/98           $17,039               $25,801         $21,387
 3/31/98           $18,259               $27,638         $23,350
 4/30/98           $18,539               $28,175         $24,116
 5/31/98           $18,776               $28,747         $25,282
 6/30/98           $18,879               $29,063         $25,602
 7/31/98           $19,635               $29,638         $26,433
 8/31/98           $16,159               $25,910         $22,602
 9/30/98           $14,907               $24,873         $21,717
10/31/98           $15,786               $26,863         $23,398
11/30/98           $16,397               $28,292         $24,774
12/31/98           $17,278               $29,529         $26,152
 1/31/99           $18,546               $29,340         $25,962
 2/28/99           $17,400               $28,595         $24,689
 3/31/99           $16,739               $28,906         $24,726
 4/30/99           $16,541               $29,768         $25,374
 5/31/99           $16,166               $28,339         $24,207
 6/30/99           $16,662               $28,818         $24,840
 7/31/99           $16,772               $29,086         $24,735
 8/31/99           $16,871               $29,382         $25,243
 9/30/99           $16,507               $29,156         $25,091
10/31/99           $17,642               $30,229         $26,105
11/30/99           $19,957               $31,045         $27,028
12/31/99           $23,352               $34,227         $30,689
 1/31/00           $23,018               $31,790         $28,795
 2/29/00           $28,178               $33,447         $31,392
 3/31/00           $26,561               $34,253         $31,280
 4/30/00           $24,861               $32,742         $29,723
 5/31/00           $23,839               $32,474         $29,639
 6/30/00           $24,185               $33,172         $30,457
 7/31/00           $24,078               $32,641         $29,523
 8/31/00           $24,232               $32,256         $28,777
 9/30/00           $22,604               $30,746         $27,316
10/31/00           $21,248               $30,513         $26,949
11/30/00           $18,619               $29,332         $25,957
12/31/00           $19,655               $31,353         $27,712
 1/31/01           $19,806               $31,369         $27,857
 2/28/01           $17,075               $28,614         $25,102
 3/31/01           $15,220               $26,480         $23,182
 4/30/01           $16,485               $28,362         $24,998
 5/31/01           $15,420               $26,978         $23,242
 6/30/01           $14,569               $25,959         $22,277
 7/31/01           $14,356               $26,023         $22,360
 8/31/01           $13,555               $25,347         $21,500
 9/30/01           $11,763               $22,817         $18,786
10/31/01           $12,240               $23,543         $19,612
11/30/01           $12,979               $24,487         $20,584
12/31/01           $13,141               $25,114         $21,163

                                                   Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.
================================================================================

This chart compares the performance of AIM Euroland Growth Fund Class A shares to its benchmark indexes. It is intended to give you a general idea of how your fund performed compared to these indexes over the period 12/31/91-12/31/01.
    It is important to understand the difference between your fund and an index. A market index such as the MSCI EMU (European Monetary Union) Index is not managed and incurs no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment return.
    The fund's total return includes sales charges, expenses and management fees.
    Performance of the fund's Class A, B and C shares will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover.
    Performance shown in the chart does not reflect taxes a shareholder would pay on redemption of fund shares. Index performance does not reflect the effects of taxes either.
    Since the last reporting period, AIM Euroland Growth Fund has elected to use the MSCI EMU Index as its benchmark instead of the MSCI Europe Index. The new index more closely resembles the securities in which the fund invests. The fund will no longer measure its performance against the MSCI Europe Index, the index published in previous reports to shareholders. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare the fund's performance to both the old and the new index.

SCHEDULE OF INVESTMENTS
December 31, 2001

                                                              MARKET
                                                SHARES        VALUE
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-96.93%

BELGIUM-0.81%

Fortis (Diversified Financial Services)           75,000   $  1,949,588
=======================================================================

DENMARK-1.58%

Vestas Wind Systems A.S. (Heavy Electrical
  Equipment)                                     140,000      3,823,899
=======================================================================

FINLAND-4.27%

Nokia Oyj (Telecommunication Equipment)          400,000     10,330,032
=======================================================================

FRANCE-31.58%

Altran Technologies S.A. (IT Consulting &
  Services)                                       90,000      4,073,068
-----------------------------------------------------------------------
Atos Origin S.A. (IT Consulting &
  Services)(a)                                    35,000      2,295,587
-----------------------------------------------------------------------
Aventis S.A. (Pharmaceuticals)                   110,000      7,822,877
-----------------------------------------------------------------------
AXA (Multi-Line Insurance)                       120,000      2,511,525
-----------------------------------------------------------------------
BNP Paribas S.A. (Banks)                          75,000      6,721,566
-----------------------------------------------------------------------
Cap Gemini S.A. (IT Consulting & Services)        50,000      3,616,046
-----------------------------------------------------------------------
Carrefour S.A. (Food Retail)                      50,000      2,603,910
-----------------------------------------------------------------------
Compagnie de Saint-Gobain (Building Products)     17,000      2,569,578
-----------------------------------------------------------------------
Essilor International S.A. Compagnie
  D'Optique (Health Care Supplies)               150,000      4,541,237
-----------------------------------------------------------------------
France Telecom S.A. (Integrated
  Telecommunication Services)                     40,000      1,601,583
-----------------------------------------------------------------------
Hermes International (Apparel & Accessories)       9,272      1,430,417
-----------------------------------------------------------------------
LVMH Moet Hennessy Louis Vitton S.A. (Apparel
  & Accessories)                                  19,988        814,570
-----------------------------------------------------------------------
Orange S.A. (Wireless Telecommunication
  Services)(a)                                   600,000      5,446,809
-----------------------------------------------------------------------
Pinault-Printemps-Redoute S.A. (Department
  Stores)                                         20,100      2,591,836
-----------------------------------------------------------------------
PSA Peugeot Citroen (Automobile
  Manufacturers)                                  60,000      2,554,864
-----------------------------------------------------------------------
Sanofi-Synthelabo S.A. (Pharmaceuticals)          60,000      4,483,719
-----------------------------------------------------------------------
Schneider Electric S.A. (Electrical
  Components & Equipment)(a)                      60,000      2,889,270
-----------------------------------------------------------------------
Thales S.A. (Aerospace & Defense)                100,000      3,455,531
-----------------------------------------------------------------------
Thomson Multimedia (Consumer Electronics)(a)      98,156      3,019,806
-----------------------------------------------------------------------
TotalFinaElf S.A. (Integrated Oil & Gas)          40,000      5,721,468
-----------------------------------------------------------------------
Vinci S.A. (Construction & Engineering)           20,000      1,174,435
-----------------------------------------------------------------------
Vivendi Universal S.A. (Movies &
  Entertainment)                                  80,000      4,387,410
=======================================================================
                                                             76,327,112
=======================================================================

GERMANY-24.16%

Allianz A.G. (Multi-Line Insurance)               11,000      2,604,356
-----------------------------------------------------------------------
Bayerisch Motoren Werke A.G. (Automobile
  Manufacturers)                                  75,000      2,645,153
-----------------------------------------------------------------------
DaimlerChrysler A.G. (Automobile
  Manufacturers)                                  70,000      3,002,522
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
GERMANY-(CONTINUED)

Deutsche Bank A.G. (Banks)                        85,000   $  6,010,841
-----------------------------------------------------------------------
Deutsche Boerse A.G. (Diversified Financial
  Services)                                       48,748      1,934,461
-----------------------------------------------------------------------
Deutsche Telekom A.G. (Integrated
  Telecommunication Services)                    245,000      4,238,488
-----------------------------------------------------------------------
Infineon Technologies A.G.
  (Semiconductors)(a)                            125,000      2,619,516
-----------------------------------------------------------------------
Marschollek Lautenschlaeger und Partner A.G.
  (Diversified Financial Services)                50,000      3,674,010
-----------------------------------------------------------------------
Medion A.G. (Distributors)                       184,000      7,383,690
-----------------------------------------------------------------------
Merck KGaA (Pharmaceuticals)                      80,000      2,932,074
-----------------------------------------------------------------------
Muenchener Rueckversicherungs-Gesellschaft
  A.G. (Reinsurance)                              15,000      4,079,756
-----------------------------------------------------------------------
Porsche A.G.-Pfd. (Automobile Manufacturers)      16,410      6,277,822
-----------------------------------------------------------------------
Schering A.G. (Pharmaceuticals)                  100,000      5,359,417
-----------------------------------------------------------------------
Siemens A.G. (Industrial Conglomerates)           45,000      3,003,637
-----------------------------------------------------------------------
Systeme, Anwendungen, Produkte in der
  Datenvernabeitung (Application Software)(a)     20,000      2,625,490
=======================================================================
                                                             58,391,233
=======================================================================

ITALY-7.92%

Banca Fideuram S.p.A. (Diversified Financial
  Services)                                      200,000      1,603,366
-----------------------------------------------------------------------
ENI S.p.A. (Integrated Oil & Gas)                250,000      3,138,960
-----------------------------------------------------------------------
IntesaBci S.p.A. (Banks)                         800,000      2,004,654
-----------------------------------------------------------------------
Luxottica Group S.p.A.-ADR (Health Care
  Supplies)                                      200,000      3,296,000
-----------------------------------------------------------------------
Mediolanum S.p.A. (Diversified Financial
  Services)                                      400,000      3,609,804
-----------------------------------------------------------------------
Telecom Italia Mobile S.p.A. (Wireless
  Telecommunication Services)(a)                 500,000      2,795,636
-----------------------------------------------------------------------
Telecom Italia S.p.A. (Integrated
  Telecommunication Services)                    315,000      2,696,652
=======================================================================
                                                             19,145,072
=======================================================================

LUXEMBOURG-1.24%

Thiel Logistik A.G. (IT Consulting &
  Services)(a)                                   153,568      2,999,079
=======================================================================

NETHERLANDS-11.41%

ABN AMRO Holding N.V. (Banks)                    200,000      3,226,352
-----------------------------------------------------------------------
Aegon N.V. (Life & Health Insurance)              50,000      1,355,460
-----------------------------------------------------------------------
ASM Lithography Holding N.V. (Semiconductor
  Equipment)(a)                                  150,000      2,611,044
-----------------------------------------------------------------------
Gucci Group N.V. (Apparel & Accessories)          28,000      2,385,788
-----------------------------------------------------------------------
ING Groep N.V. (Diversified Financial
  Services)                                       55,000      1,404,685
-----------------------------------------------------------------------
Koninklijke Ahold N.V. (Food Retail)             150,000      4,371,359
-----------------------------------------------------------------------
Koninklijke (Royal) KPN N.V. (Integrated
  Telecommunication Services)(a)                 611,906      3,115,760
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
NETHERLANDS-(CONTINUED)

Koninklijke (Royal) Philips Electronics N.V.
  (Consumer Electronics)                         140,000   $  4,167,326
-----------------------------------------------------------------------
Teleplan International N.V. (Marine)(a)          160,000      2,411,292
-----------------------------------------------------------------------
VNU N.V. (Publishing & Printing)                  81,890      2,520,107
=======================================================================
                                                             27,569,173
=======================================================================

NORWAY-1.08%

Tomra Systems A.S.A. (Industrial Machinery)      270,800      2,602,362
=======================================================================

SPAIN-5.00%

Banco Bilbao Vizcaya Argentaria, S.A. (Banks)    250,000      3,098,831
-----------------------------------------------------------------------
Banco Santander Central Hispano, S.A. (Banks)    350,000      2,936,979
-----------------------------------------------------------------------
Industria de Diseno Textil, S.A. (Apparel
  Retail)(a)                                      22,352        426,753
-----------------------------------------------------------------------
Telefonica, S.A. (Integrated
  Telecommunication Services)(a)                 420,000      5,629,261
=======================================================================
                                                             12,091,824
=======================================================================

SWEDEN-3.53%

Assa Abloy A.B.-Class B (Building Products)      374,400      5,412,114
-----------------------------------------------------------------------
Skandia Forsakrings A.B. (Multi-Line
  Insurance)                                     428,988      3,121,137
=======================================================================
                                                              8,533,251
=======================================================================

                                                              MARKET
                                                SHARES        VALUE

SWITZERLAND-3.18%

Credit Suisse Group (Banks)(a)                   120,000   $  5,124,246
-----------------------------------------------------------------------
STMicroelectronics N.V. (Semiconductors)(a)       80,000      2,571,807
=======================================================================
                                                              7,696,053
=======================================================================

UNITED KINGDOM-1.17%

Vodafone Group PLC (Wireless
  Telecommunication Services)                  1,078,121      2,821,615
=======================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $234,796,344)                         234,280,293
=======================================================================

MONEY MARKET FUNDS-4.01%

STIC Liquid Assets Portfolio(b)                4,850,368      4,850,368
-----------------------------------------------------------------------
STIC Prime Portfolio(b)                        4,850,368      4,850,368
=======================================================================
    Total Money Market Funds (Cost
      $9,700,736)                                             9,700,736
=======================================================================
TOTAL INVESTMENTS-100.94% (Cost $244,497,080)               243,981,029
=======================================================================
OTHER ASSETS LESS LIABILITIES-(0.94%)                        (2,272,667)
=======================================================================
NET ASSETS-100.00%                                         $241,708,362
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt
Pfd. - Preferred

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001

ASSETS:

Investments, at market value (cost
  $244,497,080)*                                $243,981,029
------------------------------------------------------------
Foreign currencies, at value (cost $2,323,763)     2,338,029
------------------------------------------------------------
Receivables for:
  Investments sold                                 1,727,360
------------------------------------------------------------
  Fund shares sold                                   364,358
------------------------------------------------------------
  Dividends                                          678,166
------------------------------------------------------------
Investment for deferred compensation plan              1,448
------------------------------------------------------------
Collateral for securities loaned                  68,871,808
------------------------------------------------------------
Other assets                                          18,164
============================================================
    Total assets                                 317,980,362
============================================================

LIABILITIES:

Payables for:
  Investments purchased                              339,356
------------------------------------------------------------
  Fund shares reacquired                           6,633,170
------------------------------------------------------------
  Deferred compensation plan                           1,448
------------------------------------------------------------
  Collateral upon return of securities loaned     68,871,808
------------------------------------------------------------
Accrued distribution fees                            238,336
------------------------------------------------------------
Accrued transfer agent fees                          136,861
------------------------------------------------------------
Accrued operating expenses                            51,021
============================================================
    Total liabilities                             76,272,000
============================================================
Net assets applicable to shares outstanding     $241,708,362
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $206,956,605
____________________________________________________________
============================================================
Class B                                         $ 32,101,448
____________________________________________________________
============================================================
Class C                                         $  2,650,309
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                           19,930,970
____________________________________________________________
============================================================
Class B                                            3,257,145
____________________________________________________________
============================================================
Class C                                              269,015
____________________________________________________________
============================================================
Class A:
  Net asset value per share                     $      10.38
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.38 divided by
      94.50%)                                   $      10.98
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $       9.86
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $       9.85
____________________________________________________________
============================================================

* At December 31, 2001, securities with an aggregate market value of $65,751,689 were on loan to brokers.

STATEMENT OF OPERATIONS
For the year ended December 31, 2001

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $462,846)                                    $   3,730,636
------------------------------------------------------------
Dividends from affiliated money market funds         465,948
------------------------------------------------------------
Interest                                             202,600
------------------------------------------------------------
Security lending income                              193,823
============================================================
    Total investment income                        4,593,007
============================================================

EXPENSES:

Advisory fees                                      3,130,135
------------------------------------------------------------
Administrative services fees                          84,208
------------------------------------------------------------
Custodian fees                                       275,776
------------------------------------------------------------
Distribution fees -- Class A                         931,458
------------------------------------------------------------
Distribution fees -- Class B                         513,658
------------------------------------------------------------
Distribution fees -- Class C                          35,427
------------------------------------------------------------
Interest                                               1,288
------------------------------------------------------------
Transfer agent fees                                1,121,179
------------------------------------------------------------
Trustees' fees                                        15,360
------------------------------------------------------------
Other                                                330,809
============================================================
    Total expenses                                 6,439,298
============================================================
Less: Fees waived                                       (611)
------------------------------------------------------------
    Expenses paid indirectly                          (4,713)
============================================================
    Net expenses                                   6,433,974
============================================================
Net investment income (loss)                      (1,840,967)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                          (31,569,077)
------------------------------------------------------------
  Foreign currencies                                 716,666
============================================================
                                                 (30,852,411)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (98,784,847)
------------------------------------------------------------
  Foreign currencies                              (1,754,069)
============================================================
                                                (100,538,916)
============================================================
Net gain (loss) from investment securities
  and foreign currencies                        (131,391,327)
============================================================
Net increase (decrease) in net assets
  resulting from operations                    $(133,232,294)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2001 and 2000

                                                                  2001             2000
                                                              -------------    ------------
OPERATIONS:

  Net investment income (loss)                                $  (1,840,967)   $ (5,884,655)
-------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          (30,852,411)     21,572,170
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies               (100,538,916)    (95,924,518)
===========================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (133,232,294)    (80,237,003)
===========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                        (2,245,611)    (18,437,935)
-------------------------------------------------------------------------------------------
  Class B                                                          (385,943)     (4,207,389)
-------------------------------------------------------------------------------------------
  Class C                                                           (29,947)       (218,536)
-------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       (52,337,743)      3,819,795
-------------------------------------------------------------------------------------------
  Class B                                                       (21,739,868)      6,580,531
-------------------------------------------------------------------------------------------
  Class C                                                          (928,924)      5,858,614
-------------------------------------------------------------------------------------------
  Advisor Class*                                                         --      (1,857,577)
===========================================================================================
    Net increase (decrease) in net assets                      (210,900,330)    (88,699,500)
===========================================================================================

NET ASSETS:

  Beginning of year                                             452,608,692     541,308,192
===========================================================================================
  End of year                                                 $ 241,708,362    $452,608,692
___________________________________________________________________________________________
===========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 275,944,783    $351,947,050
-------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (131,168)             --
-------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                           (33,578,184)        649,795
-------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                              (527,069)    100,011,847
===========================================================================================
                                                              $ 241,708,362    $452,608,692
___________________________________________________________________________________________
===========================================================================================

* Advisor Class shares were converted to Class A shares effective as of close of business on February 11, 2000.

NOTES TO FINANCIAL STATEMENTS
December 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Euroland Growth Fund (the "Fund") is a separate series of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of four separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund consists of three different classes of shares:
Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

   Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/ event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

   On December 31, 2001, undistributed net investment income was increased by $1,709,799, undistributed net realized gains decreased by $714,067 and shares of beneficial interest was decreased by $995,732 as a result of differing book/tax treatment due to foreign currency gain/(loss) and net operating loss reclassifications. Net assets of the Fund were unaffected by the above reclassifications.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

   The Fund has a capital loss carryforward of $29,754,269 as of December 31, 2001 which may be carried forward to offset future taxable gains, if any, which expires in varying increments, if not previously utilized, in the year 2009. As of December 31, 2001, the fund has a post-October capital loss deferral of $2,665,678, which will be recognized in the next succeeding tax year.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes based on relative net assets.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. INVESCO Asset Management Limited ("IAML") is the Fund's sub-advisor and sub-administrator. The Fund pays

AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. Under the terms of a master sub-advisory agreement between AIM and IAML, AIM pays IAML 40% of the amount paid by the Fund to AIM. AIM has contractually agreed to limit total annual operating expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to the maximum annual rate of 2.00%, 2.65% and 2.65% of the average daily net assets of the Fund's Class A, Class B and Class C shares, respectively. Effective July 1, 2001, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended December 31, 2001, AIM waived fees of $611.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2001, AIM was paid $84,208 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2001, AFS was paid $678,694 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended December 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $931,458, $513,658 and $35,427, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $38,657 from sales of the Class A shares of the Fund during the year ended December 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 2001, AIM Distributors received $53,011 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  The law firm Kramer, Levin, Naftalis & Frankel LLP of which a trustee is a member became counsel to the Trustees on August 17, 2001. During the period August 17, 2001 through December 31, 2001, the Fund paid legal fees of $1,352 for services rendered.

NOTE 3-INDIRECT EXPENSES

For the year ended December 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $4,713 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $4,713.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At December 31, 2001, securities with an aggregate value of $65,751,689 were on loan to brokers. The loans were secured by cash collateral of $68,871,808 received by the Fund and subsequently invested in affiliated money market funds as follows: $34,435,904 in STIC Liquid Assets Portfolio and $34,435,904 in STIC Prime Portfolio. For the year ended December 31, 2001, the Fund received fees of $193,823 for securities lending.

NOTE 7-DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during 2001 and 2000 was as follows:

                                     2001          2000
                                  ----------    -----------
Distributions paid from
  long-term capital gain          $2,661,501    $22,863,860
===========================================================

  As of December 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforward                    $(29,754,269)
---------------------------------------------------------
Unrealized appreciation (depreciation)         (4,482,152)
=========================================================
                                             $(34,236,421)
_________________________________________________________
=========================================================


  The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the deferral of losses on wash sales, the tax deferral of capital losses incurred after October 31 and other deferrals.

NOTE 8-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2001 was $185,852,442 and $231,719,854, respectively.
  The amount of unrealized appreciation of investment securities, for tax purposes, as of December 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $ 29,621,993
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (31,296,281)
=========================================================
Net unrealized appreciation (depreciation)
  of investment securities                   $ (1,674,288)
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $245,655,317.


NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2001 and 2000 were as follows:

                                                                          2001                            2000
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
                                                              -----------    -------------    -----------    -------------
Sold:
  Class A                                                      73,727,647    $ 865,614,277     21,102,704    $ 403,886,511
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                         601,388        7,385,223      1,725,303       34,107,008
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,068,809       12,074,301        704,505       13,104,848
--------------------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                       --               --        162,641        3,281,626
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         197,616        1,988,020      1,026,179       15,986,391
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                          36,962          352,991        255,989        3,811,000
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                           2,227           21,268         11,030          164,229
==========================================================================================================================
Conversion of Advisor Class shares to Class A shares**
  Class A                                                              --               --         98,573        2,277,044
--------------------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                       --               --        (97,267)      (2,277,044)
==========================================================================================================================
Reacquired:
  Class A                                                     (77,471,315)    (919,940,040)   (21,467,755)    (418,330,151)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (2,661,642)     (29,478,082)    (1,634,378)     (31,337,477)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (1,142,271)     (13,024,493)      (393,691)      (7,410,463)
--------------------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                       --               --       (140,266)      (2,862,159)
==========================================================================================================================
                                                               (5,640,579)   $ (75,006,535)     1,353,567    $  14,401,363
__________________________________________________________________________________________________________________________
==========================================================================================================================

 * Advisor Class shares were reclassified to Class A shares effective February 11, 2000.
** Effective as of the close of business February 11, 2000, pursuant to approval by the Board of Trustees on November 3, 1999, all outstanding shares of Advisor Class shares were converted to Class A shares of the Fund.

NOTE 10-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                       CLASS A
                                                              ----------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------
                                                              2001(a)       2000(a)     1999(a)     1998(a)     1997(a)
                                                              --------      --------    --------    --------    --------
Net asset value, beginning of period                          $  15.69      $  19.64    $  15.67    $  14.32    $  12.89
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.06)        (0.19)      (0.09)      (0.03)      (0.04)
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (5.14)        (2.92)       5.45        2.35        1.48
========================================================================================================================
    Total from investment operations                             (5.20)        (3.11)       5.36        2.32        1.44
========================================================================================================================
Less distributions from net realized gains                       (0.11)        (0.84)      (1.39)      (0.97)      (0.01)
========================================================================================================================
Net asset value, end of period                                $  10.38      $  15.69    $  19.64    $  15.67    $  14.32
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(b)                                                 (33.10)%      (15.83)%     35.22%      16.63%      11.20%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $206,957      $368,340    $446,065    $415,066    $407,004
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets(c)                        1.89%(d)      1.68%       1.83%       2.02%       1.75%
========================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.46)%(d)    (0.96)%     (0.55)%     (0.20)%     (0.29)%
========================================================================================================================
Ratio of interest expense to average net assets                   0.00%(d)      0.00%       0.01%       0.27%       0.00%
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate                                             62%           35%         71%         97%        107%
________________________________________________________________________________________________________________________
========================================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include sales charges.
(c) Ratio excludes expense reductions. Ratio of expenses to average net assets including expense reductions was 1.89% for 1997.
(d)  Ratios are based on average daily net assets of 266,130,955.


                                                                                     CLASS B
                                                              -----------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------
                                                              2001(a)      2000(a)    1999(a)    1998(a)    1997(a)
                                                              -------      -------    -------    -------    -------
Net asset value, beginning of period                          $ 14.99      $ 18.93    $ 15.26    $ 14.06    $ 12.73
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.13)       (0.31)     (0.18)     (0.14)     (0.13)
-------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (4.89)       (2.79)      5.24       2.31       1.47
===================================================================================================================
    Total from investment operations                            (5.02)       (3.10)      5.06       2.17       1.34
===================================================================================================================
Less distributions from net realized gains                      (0.11)       (0.84)     (1.39)     (0.97)     (0.01)
===================================================================================================================
Net asset value, end of period                                $  9.86      $ 14.99    $ 18.93    $ 15.26    $ 14.06
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(b)                                                (33.44)%     (16.37)%    34.19%     15.80%     10.55%
___________________________________________________________________________________________________________________
===================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $32,101      $79,167    $93,404    $99,943    $81,011
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of expenses to average net assets(c)                       2.54%(d)     2.33%      2.48%      2.67%      2.40%
===================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.11)%(d)   (1.61)%    (1.19)%    (0.85)%    (0.94)%
===================================================================================================================
Ratio of interest expense to average net assets                  0.00%(d)     0.00%      0.01%      0.27%      0.00%
___________________________________________________________________________________________________________________
===================================================================================================================
Portfolio turnover rate                                            62%          35%        71%        97%       107%
___________________________________________________________________________________________________________________
===================================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include contingent deferred sales charges.
(c) Ratio excludes expense reductions. Ratio of expenses to average net assets excluding expense reductions was 2.54% for 1997.
(d)  Ratios are based on average daily net assets of $51,365,846.


                                                                             CLASS C
                                                              -------------------------------------
                                                                                       MAY 3, 1999
                                                                   YEAR ENDED          (DATE SALES
                                                                  DECEMBER 31,        COMMENCED) TO
                                                              --------------------     DECEMBER 31,
                                                              2001(a)      2000(a)       1999(a)
                                                              -------      -------    -------------
Net asset value, beginning of period                          $ 14.99      $ 18.94       $14.64
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.13)       (0.29)       (0.19)
---------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (4.90)       (2.82)        5.88
===================================================================================================
    Total from investment operations                            (5.03)       (3.11)        5.69
===================================================================================================
Less distributions from net realized gains                      (0.11)       (0.84)       (1.39)
===================================================================================================
Net asset value, end of period                                $  9.85      $ 14.99       $18.94
___________________________________________________________________________________________________
===================================================================================================
Total return(b)                                                (33.51)%     (16.42)%      39.95%
___________________________________________________________________________________________________
===================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 2,650      $ 5,101       $  349
___________________________________________________________________________________________________
===================================================================================================
Ratio of expenses to average net assets                          2.54%(c)     2.33%        2.48%(d)
===================================================================================================
Ratio of net investment income (loss) to average net assets     (1.11)%(c)   (1.61)%      (1.19)%(d)
===================================================================================================
Ratio of interest expense to average net assets                  0.00%(c)     0.00%        0.01%(d)
___________________________________________________________________________________________________
===================================================================================================
Portfolio turnover rate                                            62%          35%          71%
___________________________________________________________________________________________________
===================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $3,542,649.
(d)  Annualized.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Board of Trustees and Shareholders of AIM Euroland Growth Fund:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Euroland Growth Fund (one of the funds constituting AIM Growth Series; hereafter referred to as the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                       PRICEWATERHOUSECOOPERS LLP

                       February 14, 2002
                       Houston, Texas

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Euroland Growth Fund (the "Fund"), a portfolio of AIM Growth Series, a Delaware business trust (the "Trust"), was held on August 17, 2001. The meeting was held for the following purposes:

(1)* To elect the following Trustees: Robert H. Graham, Frank S. Bayley, Ruth H. Quigley, Bruce L. Crockett, Owen Daly II, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.

(2)  To approve a new Investment Advisory Agreement with A I M Advisors, Inc.

(3) To approve a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Asset Management Limited.

(4)  To approve changing the fundamental investment restrictions of the Fund.

(5)  To approve making the investment objective of the Fund non-fundamental.

(6) To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for the fiscal year ending in 2001.

The results of the voting on the above matters were as follows:

                                                                          Withheld/
        Trustees/Matter                                Votes For         Abstentions
        ---------------                                ---------         -----------
(1)*    Robert H. Graham.............................  99,512,845         1,838,025
        Frank S. Bayley..............................  99,506,310         1,844,560
        Ruth H. Quigley..............................  99,428,522         1,922,348
        Bruce L. Crockett............................  99,524,735         1,826,135
        Owen Daly II.................................  99,399,439         1,951,431
        Albert R. Dowden.............................  99,536,284         1,814,586
        Edward K. Dunn, Jr. .........................  99,464,033         1,886,837
        Jack M. Fields...............................  99,538,446         1,812,424
        Carl Frischling..............................  99,448,226         1,902,644
        Prema Mathai-Davis...........................  99,459,830         1,891,040
        Lewis F. Pennock.............................  99,524,247         1,826,623
        Louis S. Sklar...............................  99,523,581         1,827,289

                                                                           Votes          Withheld/
         Matter                                         Votes For         Against        Abstentions
         ------                                         ---------         -------        -----------
(2)      Approval of a new Investment Advisory
         Agreement with A I M Advisors, Inc...........  12,939,543        442,247           608,938
(3)      Approval of a new Sub-Advisory Agreement
         between A I M Advisors, Inc. and INVESCO
         Asset Management Limited.....................  12,859,892        485,907           644,929
(4)(a)   Approval of the Modification of the
         Fundamental Restriction on Portfolio
         Diversification..............................  10,137,043        534,211         3,319,474**
(4)(b)   Approval of the Modification of the
         Fundamental Restriction on Issuing Senior
         Securities and Borrowing Money...............  10,014,318        639,683         3,336,727**
(4)(c)   Approval of the Modification of the
         Fundamental Restriction on Underwriting
         Securities...................................  10,079,697        566,303         3,344,728**
(4)(d)   Approval of the Modification to or Addition
         of the Fundamental Restriction on Industry
         Concentration................................  10,121,499        525,370         3,343,859**
(4)(e)   Approval of the Modification of the
         Fundamental Restriction on Real Estate
         Investments..................................  10,089,108        556,519         3,345,101**
(4)(f)   Approval of the Modification of the
         Fundamental Restriction on Purchasing or
         Selling Commodities..........................  10,023,248        620,693         3,346,787**
(4)(g)   Approval of the Modification of the
         Fundamental Restriction on Making Loans......   9,966,695        663,284         3,360,749**
(4)(h)   Approval of the Modification of the
         Fundamental Policy on Investment in
         Investment Companies.........................  10,013,736        621,646         3,355,346**
(5)      Approval of Making the Investment Objective
         of the Fund Non-Fundamental..................   9,961,612        671,440         3,357,676**
(6)      Ratification of the selection of
         PricewaterhouseCoopers LLP as Independent
         Accountants of the Fund......................  13,254,739        256,865           479,124

(*) Proposal 1 required approval by a combined vote of all of the portfolios of AIM Growth Series
(**) Includes Broker Non-Votes

Effective December 31, 2001, Owen Daly II retired from his position as a trustee of the Trust.

Trustees and Officers
--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
                          TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
NAME, YEAR OF BIRTH AND   AND/OR                                                                HELD BY TRUSTEE
POSITION(S) HELD WITH     OFFICER
THE TRUST                 SINCE
-------------------------------------------------------------------------------------------------------------------------------
INTERESTED PERSON
Robert H. Graham* - 1946   1998     Chairman, President and Chief Executive Officer, A I M      None
Trustee, Chairman and               Management Group Inc. (financial services holding
President                           company); Chairman and President, A I M Advisors, Inc.
                                    (registered investment advisor); Director and Senior Vice
                                    President, A I M Capital Management, Inc. (registered
                                    investment advisor); Chairman, A I M Distributors, Inc.
                                    (registered broker dealer), A I M Fund Services, Inc.
                                    (registered transfer agent) and Fund Management Company
                                    (registered broker dealer); and Director and Vice
                                    Chairman, AMVESCAP PLC (parent of AIM and a global
                                    investment management firm)
INDEPENDENT TRUSTEES
Frank S. Bayley - 1939     1985     Of Counsel, law firm of Baker & McKenzie                    Badgley Funds, Inc. (registered
Trustee                                                                                         investment company)

Bruce L. Crockett - 1944   2001     Chairman, Crockett Technology Associates (technology        ACE Limited (insurance
Trustee                             consulting company)                                         company); and Captaris, Inc.
                                                                                                (unified messaging provider)

Albert R. Dowden - 1941    2001     Chairman, Cortland Trust, Inc. (registered investment       None
Trustee                             company) and DHJ Media, Inc.; Director, Magellan
                                    Insurance Company; Member of Advisory Board of Rotary
                                    Power International (designer, manufacturer, and seller
                                    of rotary power engines); formerly, Director, President
                                    and CEO, Volvo Group North America, Inc.; and director of
                                    various affiliated Volvo companies

Edward K. Dunn,            2001     Formerly, Chairman, Mercantile Mortgage Corp.; Vice         None
Jr. - 1935                          Chairman, President and Chief Operating Officer,
Trustee                             Mercantile-Safe Deposit & Trust Co.; and President,
                                    Mercantile Bankshares Corp.

Jack M. Fields - 1952      2001     Chief Executive Officer, Twenty First Century Group, Inc.   Administaff
Trustee                             (government affairs company)

Carl Frischling** - 1937   2001     Partner, law firm of Kramer Levin Naftalis and Frankel      Cortland Trust, Inc.
Trustee                             LLP                                                         (registered investment company)

Prema                      2001     Formerly, Chief Executive Officer, YWCA of the USA          None
Mathai-Davis - 1950
Trustee

Lewis F. Pennock - 1942    2001     Partner, law firm of Pennock & Cooper                       None
Trustee

Ruth H. Quigley - 1935     1977     Retired                                                     None
Trustee

Louis S. Sklar - 1939      2001     Executive Vice President, Development and Operations,       None
Trustee                             Hines Interests Limited Partnership (real estate
                                    development company)

 * Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

** The law firm in which Mr. Frischling is a partner is counsel to the independent directors/trustees of the AIM Funds and the AIM Funds pay such firm's fees. The AIM Funds believe that Mr. Frischling is not an interested person of the AIM Funds solely as a result of this relationship and are currently communicating with the SEC to confirm their view.

--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
                          TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
NAME, YEAR OF BIRTH AND   AND/OR                                                                HELD BY TRUSTEE
POSITION(S) HELD WITH     OFFICER
THE TRUST                 SINCE
-------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS
Gary T. Crum - 1947        1993     Director and President, A I M Capital Management, Inc.;     N/A
Vice President                      Director and Executive Vice President, A I M Management
                                    Group Inc.; Director and Senior Vice President, A I M
                                    Advisors, Inc.; and Director, A I M Distributors, Inc.
                                    and AMVESCAP PLC (parent of AIM and a global investment
                                    management firm)

Carol F. Relihan - 1954    1993     Director, Senior Vice President, General Counsel and        N/A
Vice President and                  Secretary, A I M Advisors, Inc. and A I M Management
Secretary                           Group Inc.; Director, Vice President and General Counsel,
                                    Fund Management Company; and Vice President, A I M Fund
                                    Services, Inc., A I M Capital Management, Inc. and A I M
                                    Distributors, Inc.

Melville B. Cox - 1943     1993     Vice President and Chief Compliance Officer, A I M          N/A
Vice President                      Advisors, Inc. and A I M Capital Management, Inc.; and
                                    Vice President, A I M Fund Services, Inc.

Dana R. Sutton - 1959      1992     Vice President and Fund Treasurer, A I M Advisors, Inc.     N/A
Vice President and
Treasurer

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.
--------------------------------------------------------------------------------

OFFICE OF THE FUND      INVESTMENT ADVISOR      DISTRIBUTOR             AUDITORS                SUB-ADVISOR
11 Greenway Plaza       A I M Advisors, Inc.    A I M Distributors,     PricewaterhouseCoopers  INVESCO Asset
Suite 100               11 Greenway Plaza       Inc.                    LLP                     Management Limited
Houston, TX 77046       Suite 100               11 Greenway Plaza       1201 Louisiana, Suite   11 Devonshire Square
                        Houston, TX 77046       Suite 100               2900                    London EC2M 4YR
                                                Houston, TX 77046       Houston, TX 77002       England

COUNSEL TO THE FUND     COUNSEL TO THE          TRANSFER AGENT          CUSTODIAN
                        TRUSTEES
Ballard Spahr                                   A I M Fund Services,    State Street Bank and
Andrews & Ingersoll,    Kramer, Levin,          Inc.                    Trust Company
LLP                     Naftalis & Frankel LLP  P.O. Box 4739           225 Franklin Street
1735 Market Street      919 Third Avenue        Houston, TX 77210-4739  Boston, MA 02110
Philadelphia, PA 19103  New York, NY 10022

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2001, 0% is eligible for the dividends received deduction for corporations. The Fund distributed long-term capital gains of $2,661,501 for the Fund's tax year ended December 31, 2001, which will be taxed as long-term gain.

                                  EQUITY FUNDS

    DOMESTIC EQUITY FUNDS               INTERNATIONAL/GLOBAL EQUITY FUNDS       A I M Management Group Inc. has provided
                                                                                leadership in the mutual fund industry since
      MORE AGGRESSIVE                            MORE AGGRESSIVE                1976 and manages approximately $158 billion
                                                                                in assets for more than 9 million shareholders,
AIM Small Cap Opportunities(1)          AIM Developing Markets                  including individual investors, corporate
AIM Mid Cap Opportunities(1)            AIM European Small Company              clients and financial institutions.*
AIM Large Cap Opportunities(1)          AIM Asian Growth                            The AIM Family of Funds--Registered
AIM Emerging Growth                     AIM International Emerging Growth       Trademark-- is distributed nationwide. AIM
AIM Small Cap Growth                    AIM Global Aggressive Growth            is a subsidiary of AMVESCAP PLC, one of the
AIM Aggressive Growth                   AIM European Development                world's largest independent financial
AIM Mid Cap Growth                      AIM Euroland Growth                     services companies with $398 billion in
AIM Dent Demographic Trends             AIM International Equity                assets under management.*
AIM Constellation                       AIM Global Growth                       *As of 12/31/01
AIM Large Cap Growth                    AIM Worldwide Spectrum
AIM Weingarten                          AIM Global Trends
AIM Small Cap Equity                    AIM International Value(3)
AIM Capital Development
AIM Charter                                   MORE CONSERVATIVE
AIM Mid Cap Equity
AIM Select Equity(2)                         SECTOR EQUITY FUNDS
AIM Value II
AIM Value                                     MORE AGGRESSIVE
AIM Blue Chip
AIM Mid Cap Basic Value                  AIM New Technology
AIM Large Cap Core Equity                AIM Global Telecommunications and Technology
AIM Basic Value                          AIM Global Energy(4)
AIM Large Cap Basic Value                AIM Global Infrastructure
AIM Balanced                             AIM Global Financial Services
AIM Basic Balanced                       AIM Global Health Care
                                         AIM Global Utilities
      MORE CONSERVATIVE                  AIM Real Estate(5)

                                              MORE CONSERVATIVE

                        FIXED-INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS             TAX-FREE FIXED-INCOME FUNDS

MORE AGGRESSIVE                               MORE AGGRESSIVE

AIM High Yield II                       AIM High Income Municipal
AIM High Yield                          AIM Municipal Bond
AIM Strategic Income                    AIM Tax-Free Intermediate
AIM Income                              AIM Tax-Exempt Cash
AIM Global Income
AIM Total Return Bond                         MORE CONSERVATIVE
AIM Intermediate Government
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

      MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change.
(1) Closed to new investors. (2) On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (3) On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (4) On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (5) On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after April 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

* As of 12/31/01                                        [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--


                                                                        ERG-AR-1

A I M DISTRIBUTORS, INC.